UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2011


                          Pacific Bepure Industry, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     333-149898                 26-1272059
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
               (Address of Principal Executive Office) (Zip Code)

                             tel: (86 595) 8677 0999
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) The Board of Directors (the "Board") of Pacific Bepure Industry, Inc. (the "Company"), as of December 6, 2011, approved the resignation of Haiting Li as the President and CEO of the Company, effective on the date hereof. The employment contract made by and between Haiting Li and Pacific Bepure Industry Inc. and all the other subsequent amendments related shall expire on the date referred in the unanimous written consent signed by the Board; the Board newly appointed Ruiquan Li as President and Chief Executive Officer of the Company from December 6, 2011 to December 6, 2015; Ruiquan Li formerly served as the deputy chairman of Handai Crest Shoes from 1994 to 2009 and product manager of Handai Koko Plastics Co.,ltd from 1982 to 1993.

On the same date, the Board approved the resignation of Zhong Zhao as the Chief Financial Officer and Treasurer; The employment contract made by and between Haiting Li and Pacific Bepure Industry Inc. is terminated upon the effectiveness of unanimous written consent made by the Board; the Board newly appointed Yinsheng Li as Chief Financial Officer and Treasurer of the Company from December 6, 2011 to December 6, 2013; Ruiquan Li served as the CFO of Jinjiang Sumei Shoes Co.ltd from 1996 and 2010 and deputy financial manager of Handai Koko Plastics Co.,ltd from 1988 to 1996.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits.

10.1 Resignation letter of Haiting Li

10.2 Resignation letter of Zhong Zhao

10.3 Employment Agreement, dated December 6, 2011, by and between Fujian Jinjiang Pacific Shoes Co., Ltd. and Ruiquan Li

10.4 Employment Agreement, dated December 6, 2011, by and between Fujian Jinjiang Pacific Shoes Co., Ltd and Yinsheng Li

20.1 Written consent of the Board of Directors

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PACIFIC BEPURE INDUSTRY, INC.


                                       By: /s/ Ruiquan Li
                                           -------------------------------------
                                           Ruiquan Li
                                           President and Chief Executive Officer

Date: December 6, 2011


                                       3